           THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                   PURSUANT TO RULE 901(D) OF REGULATION S-T

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.    )

Filed by the Registrant                 [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[X]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S)240.1a-11(c) or (S)240.1a-12

                                     TMS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   TMS, INC.
                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

       4)   Proposed maximum aggregate value of transaction:

       * Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount previously paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:
Notes:

                                   TMS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 19, 1996


          Notice is hereby given that the Annual Meeting of Shareholders of TMS, Inc., an Oklahoma corporation (the "Company"), will be held in Room 300 of the Centennial Student Lounge, Student Union Building, on the campus of Oklahoma State University, Stillwater, Oklahoma, on Friday, January 19, 1996, at 10:00 a.m., Central Standard Time, for the following purposes:

          (1)  To elect six (6) persons to serve as directors of the Company;

          (2) To approve and ratify the selection of KPMG Peat Marwick LLP as independent auditors; and

          (3) To consider and act upon any other matters which may properly come before the Meeting or adjournments thereof.

          Shareholders of record at the close of business on December 1, 1995 shall be entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                             BY ORDER OF THE BOARD OF DIRECTORS,




                                             Marshall C. Wicker, Secretary


December 15, 1995

                                   TMS, INC.
                             206 West Sixth Street
                          Stillwater, Oklahoma 74074

                                PROXY STATEMENT
                                    FOR THE
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 19, 1996

          This Proxy Statement is furnished to shareholders of TMS, Inc., an Oklahoma corporation (the "Company"), in connection with the solicitation, on behalf of the Board of Directors of the Company, of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held in Room 300 of the Centennial Student Lounge, Student Union Building on the campus of Oklahoma State University, Stillwater, Oklahoma on Friday, January 19, 1996, at 10:00 a.m., Central Standard Time, or at any adjournment thereof. The persons named as proxies in the enclosed form were selected by the Board of Directors of the Company.

          This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about December 15, 1995. The Annual Report to Shareholders, including financial statements for the fiscal year ended August 31, 1995, has been previously mailed to shareholders.

                                    GENERAL

OUTSTANDING SHARES AND VOTING RIGHTS; VOTING PROCEDURES

          At October 31, 1995, the Company had 8,451,947 shares of common stock, $.05 par value ("Common Stock"), outstanding. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of Common Stock is necessary to constitute a quorum of such class at the Meeting. Shareholders have no cumulative voting rights.

          Any person signing and mailing the enclosed proxy may vote in person if in attendance at the Meeting. Proxies may be revoked at any time before they are voted by notifying the Secretary of such revocation, in writing, at the Meeting, or by submitting a later dated proxy. Shareholders are encouraged to vote on the matters to come before the Meeting by marking their preferences on the enclosed proxy and by dating, signing, and returning the proxy in the enclosed envelope. If a preference is not indicated on a proxy, the proxy will be voted "FOR" the nominees to serve as directors of the Company; "FOR" the proposal to amend the Company's Certificate of Incorporation for the purpose of effecting a 1-for-4 reverse split of the Company's Common Stock; and "FOR" the ratification and selection of independent auditors.

          It is not anticipated that matters other than those described above and in the Notice of Annual Meeting, to which this Proxy Statement is appended, will be brought before the Meeting for action, but if any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

          With respect to the tabulation of votes on any matter, abstentions are treated as present or represented and entitled to vote at the Meeting, while non-votes by nominees are treated as not being present or represented and not entitled to vote at the Meeting.

RECORD DATE

          The close of business on December 1, 1995 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each outstanding share of Common Stock is entitled to one
(1) vote on all matters herein.

EXPENSES OF SOLICITATION

          The expenses of this solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph, or personal calls. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information regarding the beneficial ownership of shares of the Company's Common Stock as of October 31, 1995, by each shareholder known to the Company to be a beneficial owner of more than 5% of Company's Common Stock. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

                                   Amount and Nature        Percent
       Name and Address         of Beneficial Ownership     of Class/(1)/
       ----------------         -----------------------     --------------
       Theodore A. Walker            1,000,000/(2)/             11.8%
       P.O. Box 1580
       Alvin, Texas 77512

       James R. Rau, M.D.              717,000/(3)/              8.4%
       1203 South Hill Street
       Alvin, Texas 77511

       J. Richard Phillips             618,927/(4)/              7.2%
       206 West Sixth Street
       Stillwater, Oklahoma 74074

       Ashok Mathur                    447,700/(5)/              5.3%
       One Portofino Court
       San Carlos, California 94070

______________________

/(1)/ Shares of Common Stock subject to options currently exercisable or exercisable on or before February 18, 1996 ("Currently Exercisable Options"), are deemed outstanding for purposes of computing the percentage for such person but are not deemed outstanding in computing the percent of any other person.

/(2)/ Includes 56,000 shares which are held by Mr. Walker in joint tenancy with his wife, Jerline, with whom he shares voting and investment power.

/(3)/ Includes 345,010 shares held by Dr. Rau's wife, Martha, with whom he shares voting and investment power as to such shares, and 100,000 shares subject to Currently Exercisable Options.

/(4)/ Includes 426,120 shares which are held by Dr. Phillips in joint tenancy with his wife, Sharon, with whom he shares voting and investment power; 13,600 shares held by Mrs. Phillips, with whom Dr. Phillips shares voting and investment power as to such shares; and 142,615 shares of Common Stock subject to Currently Exercisable Options. See "Executive Compensation."

/(5)/ Held by Mr. Mathur in joint tenancy with his wife, Minu, with whom he shares voting and investment power.


          As of the close of business on October 31, 1995, Cede & Co. owned of record, but not beneficially, 2,714,168 shares (32.1%) of Common Stock. Cede & Co., the nominee for the Depository Trust Company, holds securities of record for participating financial institutions such as banks and broker/dealers.

                             ELECTION OF DIRECTORS

GENERAL

          Pursuant to the Bylaws of the Company, the shareholders are to elect directors at the Meeting to hold office until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. The Board of Directors has fixed the number of directors at six for the ensuing year, and the number shall be decreased to five if the Sequoia Acquisition is not closed prior to the Meeting. See "--Appointment of Director in Connection with the Sequoia Acquisition."

          The Board of Directors has no reason to believe that any nominee will become unavailable. However, in the event that any of the nominees should become unavailable, proxies solicited by the Board of Directors will be voted for the election of substitute nominees or additional nominees designated by the Board of Directors.

APPOINTMENT OF DIRECTOR IN CONNECTION WITH THE SEQUOIA ACQUISITION

          Under the terms of the Merger Agreement, the Company agreed to appoint Dana R. Allen to serve on the Company's Board of Directors commencing the date of closing of the Sequoia Acquisition. In the event the Sequoia Acquisition is closed prior to the Meeting, Mr. Allen will be nominated at the Meeting for election as a director; if no such closing occurs prior to the Meeting, then Mr. Allen will not be nominated, the number of directors to be elected at the Meeting would be reduced to five, and Mr. Allen would not be appointed thereafter to the Board of Directors unless there were a closing of the Sequoia Acquisition.

          PROXIES SOLICITED BY THE BOARD OF DIRECTORS, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF THE SIX NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

INFORMATION CONCERNING NOMINEES

          Certain information as of October 31, 1995, concerning the nominees to the Board of Directors of the Company, as well as the designee of Sequoia in connection with the Sequoia Acquisition, is set forth below based upon information supplied by such persons. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

                                                   Common Stock
                                                   ------------
                                                 Beneficially Owned
                                                 ------------------
Name                    Age     Director        Number          Percentage
----                    ----     Since        of Shares         of Class(1)
                                 -----        ---------         -----------
James R. Rau, M.D.        66      1990       717,000/(1)/           8.4%
J. Richard Phillips       61      1983       618,927/(2)/           7.2%
Doyle E. Cherry           53      1988       255,903/(3)/           3.0%
Maxwell Steinhardt        41      1995       382,155/(4)/           4.5%
Marshall C. Wicker        69      1994       311,828/(5)/           3.7%
Dana R. Allen/(7)/        42       --            -0-/(7)/            --
All executive officers and directors
as a group (9 persons) .................   2,801,044/(8)/          29.9%

___________________________

/(1)/ See footnote (3) to the table under the heading "Security Ownership of Certain Beneficial Owners."

/(2)/ See footnote (4) to the table under the heading "Security Ownership of Certain Beneficial Owners."

/(3)/ Includes 20,000 shares held by Mr. Cherry in joint tenancy with his wife, Theresa, with whom he shares voting and investment power; 3,500 shares held by Mrs. Cherry; and 150,000 shares subject to Currently Exercisable Options.

/(4)/ Shares held by Mr. Steinhardt in joint tenancy with his wife, Amanda, with whom he shares voting and investment power, and 82,155 shares subject to Currently Exercisable Options.

/(5)/ Includes 163,399 shares held by Mr. Wicker in joint tenancy with his wife, Bettye, with whom he shares voting and investment power.

/(6)/ The designee of Sequoia to serve as a director upon consummation of the Sequoia Acquisition. See "-Appointment of Director in Connection with the Sequoia Acquisition."

/(7)/ Excludes 2,075,887 shares of Common Stock which may be issued to Mr. Allen in the event the Sequoia Acquisition is consummated, which would represent 17.1% of the issued and outstanding shares of Common Stock if the Sequoia Acquisition occurred on October 31, 1995.

/(8)/ Includes 1,581,119 shares as to which directors and executive officers share voting and investment power with others and 918,049 shares subject to Currently Exercisable Options.

      The Company's nominees for the six directorships are listed below with brief statements setting forth their principal occupations and other biographical information.

      Dr. J. Richard Phillips has served as Chairman of the Board and Chief Executive Officer of the Company since May 1993 and has served as a director of the Company since 1983. From 1983 to May 1993 he was President of the Company. Dr. Phillips served as Chairman of

Computer Science at Oklahoma State University from 1976 to 1981, and for two years prior thereto was Program Director for Software Engineering at the National Science Foundation in Washington, D.C. Dr. Phillips graduated from Lewis & Clark College in 1959 with a Bachelor of Science degree in Mathematics and Physics and earned a Ph.D in Computer Science (Mathematics) from Oregon State University in 1966.

      Maxwell Steinhardt has served as President and Chief Operating Officer of the Company since June 1993 and prior to that time was Vice President, Marketing and Sales, of the Company. Mr. Steinhardt was elected to the Company's Board of Directors on February 18, 1994. From October 1988 until joining the Company in August 1990, he served as Vice President of Marketing and Sales for First Pacific Networks ("FPN"), a telecommunications equipment company located in Sunnyvale, California. From November 1985 until joining FPN, Mr. Steinhardt was Managing Partner and founder of CTPS, Inc., a technology consulting firm. Mr. Steinhardt graduated from Princeton University in 1978 with a Bachelor of Arts degree in political science.

      Doyle E. Cherry has served in the insurance and securities industry and actuarial, tax and financial consulting fields since 1961. From 1982 to August 1993, he also served as President and Chief Executive Officer of First Market Corporation and the First Market Group of Companies. Since July 1993, he has served as President of Thiotech USA, Inc., a chemical manufacturer and distributor located in Houston, Texas.

      Dr. James R. Rau was elected to the Company's Board of Directors on March 8, 1990. Dr. Rau practiced medicine from 1956 to 1985 in a private practice and from 1985 to 1988 as a part-time physician with the Monsanto Company in Houston, Texas. Since leaving Monsanto, Dr. Rau has managed his financial and real estate investments.

      Marshall C. Wicker was elected to the Company's Board of Directors on February 18, 1994. Since 1983, he has owned and operated Marwick Enterprises, which is engaged in ranching and investments. Mr. Wicker is a Professional Engineer and a member of the American Association of Petroleum Geologists and Society of Exploration Geophysicists.

      Dana R. Allen has served as Chairman and Chief Executive Officer of Sequoia since he founded that company in 1987. Mr. Allen graduated from California State University, Chico, with a Bachelor of Arts Degree in Geology.

EXECUTIVE OFFICERS

      The following sets forth the name and a description of the background and principal occupation of each executive officer of the Company who is not a director of the Company.

      Arthur D. Crotzer, 43, has served in various capacities with the Company since 1983, and is currently serving as Senior Vice President, Engineering. Mr. Crotzer was awarded a Bachelor of Science degree in Math and Physics from Austin Peay State University in 1973 and in 1975 he earned a Master of Science degree in Computer Science from Oklahoma State University.

      Dale E. May, 54, joined the Company as Vice President, Finance and Administration, in October 1989. Mr. May is a Certified Public Accountant and a Certified Financial Planner, and is a member of the American Institute of Certified Public Accountants. Mr. May graduated from Oklahoma City University in 1964 with a Bachelor of Science degree in Accounting and in 1969 graduated from Southwestern Baptist Theological Seminary with a Master of Divinity degree.

      Richard P. Scanlan, 33, joined the Company in 1989 as a project manager and technical consultant for customers. He served as Director of Sales from June 1992 to July 1993, when he became Vice President, Sales. He received a Bachelor of Science degree in Business Management from Oklahoma State University in 1985, and in 1989 he received a second Bachelor of Science degree in Management Science and Computer Systems from Oklahoma State University.

      Gail L. Bower, 43, joined the Company in 1991 as Manager of West Coast Sales Operations and was promoted to Director of Marketing in July 1993. She has served as Vice President, Marketing since October 1994. From 1987 to joining the Company, Ms. Bower was a product manager for KnowledgeSet, a CD-ROM publishing software developer.

BOARD OF DIRECTORS' MEETINGS

      During the 1995 fiscal year, the Company's Board of Directors held three meetings. All members of the Board of Directors attended more than seventy-five percent (75%) of the Board of Directors' meetings.

COMMITTEES OF THE BOARD

      The Board of Directors has a standing Compensation Committee. Such committee consists of Mr. Cherry, Dr. Rau and Mr. Wicker, and conducts all necessary business during the regular meetings of the Board or through action by written consent. The Compensation Committee administers the Company's stock option plans. The Company does not have a standing nominating committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      No officer or director had transactions with or indebtedness to the Company in excess of $60,000 during the fiscal year ended August 31, 1995.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder require that certain officers, directors and beneficial owners of the Company's Common Stock file various reports with the Securities and Exchange Commission (the "SEC"). Based solely upon a review of such reports filed with the SEC, the Company believes that, for the fiscal year ended August 31, 1995, Rick P. Scanlan filed two late reports, Dale E. May filed six late reports and Dr. J. Richard Phillips filed two late reports.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company. During the last fiscal year, no executive officer of the Company received cash compensation, including bonuses, in excess of $100,000, and no director or executive officer was granted any stock appreciation rights or restricted stock awards.


                                                ANNUAL COMPENSATION          LONG-TERM
                                                                            COMPENSATION
                                              --------------------------------------------------
Name and Principal Position                     Year  Salary    Bonus     Number of Securities
                                                                          Underlying Options
------------------------------------------------------------------------------------------------
J. Richard Phillips, Chief Executive Officer    1995  $84,000    -0-              -0-
                                                1994  $78,319    -0-          89,327/(1)/
                                                1993  $72,300    -0-              -0-

____________________

/(1)/ The Summary Compensation Table contained in the Company's Proxy Statement in connection with Annual Meeting held on December 19, 1994, included options to purchase 150,000 shares granted under 1994 stock option plans. The 1994 stock option plans were not approved by the Company's shareholders; therefore, such options did not become effective and are not included in long-term compensation for fiscal 1994.

                       APPROVAL OF SELECTION OF AUDITORS

          Subject to approval by the shareholders, the Board of Directors has selected the firm of KPMG Peat Marwick LLP, certified public accountants (the "Auditors"), as auditors of the Company for the year ending August 31, 1996. Representatives of the Auditors are expected to be present at the Meeting to respond to questions of shareholders.

          The Company has been advised by the Auditors that neither the firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and their clients. To the knowledge of the Board of Directors, neither the Auditors nor any of its associates has any direct or material indirect financial interest in the Company and its subsidiaries in the capacities of promoter, underwriter, voting trustee, director, officer, or employee.

          During the past fiscal year, the Auditors have examined the accounts of the Company and provided other services with respect to certain filings of the Company with the Securities and Exchange Commission.

          The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote is required to approve this proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SELECTION OF KPMG PEAT MARWICK LLP AS AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR AND THE PROXY, UNLESS OTHERWISE INDICATED THEREON, WILL BE VOTED "FOR" THE RATIFICATION OF KPMG PEAT MARWICK LLP AS AUDITORS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

                            SHAREHOLDERS' PROPOSALS

          Proposals by shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company prior to August 31, 1996, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proposals be submitted to the Company by certified mail, return receipt requested.


                                 OTHER MATTERS

          Management knows of no other business which is likely to be brought before the Meeting. If other matters not now known to management come before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS,




                                       MARSHALL C. WICKER, Secretary

December 15, 1995

          A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS ON REQUEST TO THE VICE PRESIDENT, FINANCE AND ADMINISTRATION OF THE COMPANY, AT ITS ADDRESS STATED HEREIN.

                                   TMS, INC.
                             206 WEST SIXTH STREET
                          STILLWATER, OKLAHOMA 74074

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TMS, INC. (THE "COMPANY"). THE UNDERSIGNED HEREBY APPOINTS DOYLE E. CHERRY, J. RICHARD PHILLIPS, AND JAMES R. RAU, M.D., AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL OF THE SHARES OF COMMON STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 1, 1995, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 19, 1996, OR ANY ADJOURNMENT THEREOF.

1.        ELECTION OF DIRECTORS          [_] FOR all nominees listed below                [_] WITHHOLD AUTHORITY
                                             (except as marked to the contrary below)         to vote for all nominees listed below
     Dana R. Allen   Doyle E. Cherry     J. Richard Phillips   James R. Rau, M.D.       Maxwell Steinhardt        Marshall C. Wicker

(INSTRUCTION):  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

------------------------------------------------------------------------------------------------------------------------------------

2.        PROPOSAL to approve and ratify the selection of KPMG Peat Marwick LLP as the company's independent auditors for the fiscal year ending August 31, 1996.

                         [_]   FOR       [_]     AGAINST     [_]      ABSTAIN

3.        In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                         (Continued and to be signed on the reverse side.)

          THIS PROXY, WHEN PROPERLY EXECUTED, DATED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                       Please sign exactly as name appears
                                       below. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney or as executor,
                                       administrator, trustee or guardian,
                                       please give full title as such. If a
                                       corporation, please sign in full
                                       corporate name by president or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.


                                       Dated:_________________________, 19____


                                       x________________________________________
                                                       (Signature)

                                       x________________________________________
                                                (Signature, if held jointly)


                                       PLEASE SIGN, DATE AND RETURN THE PROXY
                                       CARD PROMPTLY USING THE ENCLOSED
                                       ENVELOPE.